EXHIBIT 21
SUBSIDIARIES AND AFFILIATES OF EMERSON ELECTRIC CO.
September 30, 2010

LEGAL NAME	JURISDICTION OF INCORPORATION

Alco Controls, S.A. de C.V.	Mexico
Applied Concepts, Inc.	Pennsylvania
Artesyn Technologies, Inc.	Florida
Artesyn North America, Inc.	Delaware
AIH, Inc.	Delaware
AIHL, LLC	Delaware
Astec America Inc.	Delaware
Astec Electronics (Malaysia) Sdn Bhd	Malaysia
Astec International Holdings Limited	Delaware/UK
Emerson Network Power - Embedded Computing and Power (Hong Kong) Limited	Hong Kong
Astec International Limited	Hong Kong
Astec Advanced Power Systems Ltda.	Brazil
Astec Advanced Power Systems (Malaysia) Sdn Bhd	Malaysia
Astec Advanced Power Systems (Penang) Sdn Bhd	Malaysia
Astec Agencies Limited	Hong Kong
Astec Custom Power (Hong Kong) Limited	Hong Kong
Astec Custom Power (Philippines) Inc.	Philippines
Astec Custom Power (Singapore) Pte Ltd	Singapore
Astec Electronics Company Limited	China
Astec Electronics (Luoding) Company Ltd.	China
Astec Nanjing Design Engineering Company	China
Astec Power Supply (Shenzhen) Company Ltd.	China
Astec Power Inc.	BVI
Astec Power Philippines, Inc.	Philippines
Emerson Network Power - Embedded Power (Vietnam) Co., Ltd.	Vietnam
Emerson Network Power (Vietnam) Design Company Limited	Vietnam
Artesyn Cayman Ltd.	Cayman Islands
Artesyn Cayman LP	Cayman Islands
Artesyn International Ltd.	Cayman Islands
Artesyn Ireland Ltd.	Cayman Islands
Artesyn Technologies Asia Pacific, Ltd.	Hong Kong
Artesyn Netherlands B.V.	Netherlands
Artesyn UK Ltd.	United Kingdom
Artesyn Holding GmbH	Austria
Artesyn Austria GmbH	Austria
Artesyn Austria GmbH & Co. KG	Austria
Artesyn do Brasil Comercio de Produtos de Conversao de Energia LTDA	Hungary
Artesyn Hungary Elektronikai kft	Brazil
Artesyn Germany GmbH	Germany
Artesyn Elektronische Gerate Beteiligungs-und Verwaltungs GmbH	Germany
Artesyn GmbH & Co. KG	Germany
Emerson Network Power - Embedded Computing & Power S.A.R.L.	France
Emerson Network Power - Embedded Computing GmbH	Germany
EMR Holdings Limited	Japan
Stourbridge Holdings (U.K.) Limited	United Kingdom
Mirroware Manufacturing Limited	United Kingdom
Astec Europe Limited	United Kingdom
Emerson Network Power - Embedded Computing UK Ltd	United Kingdom
Artesyn Delaware Holdings LLC	Delaware
Artesyn Delaware, LLC	Delaware
Emerson Network Power - Embedded Computing, Inc.	Wisconsin
Artesyn Communication Products UK Ltd.	Scotland
Pro-Log Corporation	California
Avocent Corporation	Delaware

EXHIBIT 21
SUBSIDIARIES AND AFFILIATES OF EMERSON ELECTRIC CO.
September 30, 2010

LEGAL NAME	JURISDICTION OF INCORPORATION

Avocent Huntsville Corp.	Alabama
Aperture International Limited	United Kingdom
Avocent do Brasil Informatica S.A.	Brazil
Avocent Fremont Corp.	California
Avocent China Technology Limited	China
OSA Technologies Info. Co. Ltd.	China
Avocent International Holdings Limited	Ireland
Avocent Belgium Limited BVBA/SPRL	Belgium
Avocent Asia Pacific Pte. Ltd.	Singapore
Avocent Australia Pty. Ltd.	Australia
Avocent (China) Limited	Hong Kong
Avocent Taiwan Co., Ltd.	Taiwan
Avocent International Limited	Ireland
Avocent Deutschland GmbH	Germany
Avocent Italia SRL	Italy
Avocent Japan KK	Japan
Avocent Netherlands B.V.	Netherlands
Avocent Spain SL	Spain
Avocent Sweden AB	Sweden
Avocent Redmond Corp.	Washington
Avocent Texas Corp.	Texas
B.B.I., S.A. de C.V.	Mexico
Branson Ultrasonic S.A.	Switzerland
Bristol, Inc.	Delaware
California Emerson LLC	Delaware
ClosetMaid Corporation	Florida
Clairson, Inc.	Delaware
ClosetMaid de Mexico, S.A. de C.V.	Mexico
ClosetMaid North America, Inc.	Delaware
Computational Systems, Incorporated	Tennessee
CSI Technology, Inc.	Delaware
Control Techniques Iberia S.A.	Spain
Cooligy Inc.	Delaware
Daniel Industries, Inc.	Delaware
Emerson Process Management Valve Automation, Inc.	Delaware
Bettis Canada Ltd.	Canada
Bettis France SARL	France
Bettis Holdings, Ltd.	United Kingdom
Bettis UK Ltd.	United Kingdom
Prime Actuator Control Systems Limited	United Kingdom
Prime Actuator Control Systems UK Ltd.	United Kingdom
Dantorque A/S	Denmark
Emerson Process Management Valve Actuation LLC	Delaware
Hytork Controls, Inc.	Delaware
Daniel Automation Company	Delaware
Daniel Industrial, Inc.	Delaware
Daniel En-Fab Systems, Inc.	Delaware
Daniel International Limited	United Kingdom
Daniel Europe Limited	United Kingdom
Daniel Industries Limited	United Kingdom
Spectra-Tek Holdings Ltd.	United Kingdom
Spectra-Tek UK Ltd.	United Kingdom
Daniel Measurement Solutions Pvt. Ltd.	India
Spectra-Tek International Limited	United Kingdom

EXHIBIT 21
SUBSIDIARIES AND AFFILIATES OF EMERSON ELECTRIC CO.
September 30, 2010

LEGAL NAME	JURISDICTION OF INCORPORATION

Greenfield (UK) Limited	United Kingdom
Daniel Measurement and Control, Inc.	Delaware
Daniel Industries Canada Inc.	Canada
Daniel Measurement Services, Inc.	Delaware
METCO Services Limited	United Kingdom
Metco Services Venezuela, C.A.	Venezuela
Danmasa S.A. de C.V.	Mexico
Hytork International Ltd.	United Kingdom
Hytork Controls, Inc.	Florida
Hytork Controls Limited	United Kingdom
Hytork LLC	Delaware
Hytork Services Limited	United Kingdom
DEAS Holdings, Inc.	Delaware
Dura-Line Limited	United Kingdom
EDAS (I) U.K. Limited	United Kingdom
EDAS (II) U.K. Limited	United Kingdom
EECO, Inc.	Delaware
Apple JV Holding Corp.	Delaware
EGS Electrical Group LLC	Delaware
Appleton Electric LLC	Delaware
Appleton Electric, S.A. de C.V.	Mexico
Appleton Holding Corp.	Delaware
EGS Electrical Group Canada Ltd.	Canada
Easy Heat Ltd.	Canada
EGS Participacoes Ltda.	Brazil
Nutsteel Indústria Metalúrgica Ltda.	Brazil
Easy Heat, Inc.	Delaware
Easy Heat Holding B.V.	Netherlands
Easy Heat Europe B.V.	Netherlands
EGS Electrical Group Romania S.R.L.	Romania
EGS Holding S.A.R.L.	France
ATX S.A.	France
EGS Mexico S. de R.L. de C.V.	Mexico
EGS Private Ltd.	Singapore
GSEG LLC	Delaware
O-Z Gedney Company LLC	Delaware
Electrical Reliability Services, Inc.	California
Emerson Climate Technologies, Inc.	Delaware
Computer Process Controls, Inc.	Georgia
Emerson Retail Services, Inc.	Delaware
Clive Samuels & Associates, Inc.	New Jersey
Emerson Climate Services, LLC	Delaware
Copeland Access +, Inc.	Delaware
Copeland Corporation LLC	Delaware
Copeland de Mexico S.A. de C.V.	Mexico
Emerson Climate Technologies (India) Limited	India
Copeland Redevelopment Corporation	Missouri
CR Compressors LLC	Delaware
Scroll Compressors LLC	Delaware
Scroll Mexico LLC	Delaware
Emerson Electric (U.S.) Holding Corporation	Delaware
Automatic Switch Company	Delaware
ASC Investments, Inc.	Delaware
Asco Controls AG	Switzerland

EXHIBIT 21
SUBSIDIARIES AND AFFILIATES OF EMERSON ELECTRIC CO.
September 30, 2010

LEGAL NAME	JURISDICTION OF INCORPORATION

Asco Controls B.V.	Netherlands
Asco Mideast B.V.	Netherlands
Asco Magnesszelep Kft.	Hungary
Asco/Joucomatic sp. z.o.o.	Poland
Asco/Joucomatic s.r.o.	Czech Republic
Asco Joucomatic ZA BV	Netherlands
ASCO/NUMATICS GmbH	Switzerland
Ascomation Pty. Ltd.	Australia
Asco Numatics Pty. Ltd.	Australia
Asco Valve Pty. Ltd.	Australia
Ascomation (NZ) Ltd.	New Zealand
Asco Numatics (NZ) Limited	New Zealand
Sirai Pty. Ltd.	Australia
Asco AB	Sweden
ASCO Japan Co., Ltd.	Japan
Ascomatica S.A. de C.V.	Mexico
Asco Services, Inc.	New Jersey
ASCO Switch Enterprises LLC	Delaware
ASCO Numatics (India) Limited	India
ASCO Power Technologies, L.P.	Delaware
ASCO Valve Enterprises LLC	Delaware
ASCO Valve, Inc.	Delaware
ASCO Controls, L.P.	Delaware
ASCO Valve Manufacturing, LLC	Delaware
Ascotech, S.A. de C.V.	Mexico
Ascoval Industria E Commercio Ltda.	Brazil
Branson Ultrasonics Corporation	Delaware
Branson Korea Co., Ltd.	Korea
Branson Ultrasonidos S.A.E.	Spain
Branson Ultrasons S.A.S.	France
El-O-Matic GmbH	Germany
Emerson Climate Technologies GmbH	Germany
Emerson Climate Technologies Limited	United Kingdom
Emerson Climate Technologies Refrigeration S.A.	Belgium
Emerson Climate Technologies S.A.	Spain
Emerson Climate Technologies s.a.r.l.	France
Emerson Climate Technologies S.r.L.	Italy
Emerson Dietzenbach GmbH	Germany
Emerson Electric GmbH	Germany
Emerson Electric GmbH & Co. OHG	Germany
Emerson Electric Overseas Finance Corp.	Delaware
Emerson Process Management GmbH	Germany
Emerson Process Management GmbH & Co. OHG	Germany
epro GmbH	Germany
Emerson Process Management Ltda.	Brazil
Emerson Retail Services Europe GmbH	Germany
Emerson Technologies Verwaltungs GmbH	Germany
Emerson Technologies GmbH & Co. OHG	Germany
Emersub LXXXIV, Inc.	Delaware
Emersub LXXXVI, Inc.	Delaware
EMR Holdings (France) S.A.S.	France
Asco Joucomatic S.A.	France
Asco Numatics GmbH	Germany
Fluidocontrol S.A.	Spain

EXHIBIT 21
SUBSIDIARIES AND AFFILIATES OF EMERSON ELECTRIC CO.
September 30, 2010

LEGAL NAME	JURISDICTION OF INCORPORATION

Joucomatic S.A.	Belgium
Avocent France SAS	France
Company Financiere de Chausey, SA	France
Emerson Network Power Energy Systems, SA	France
Emerson Network Power SA	France
Francel S.A.	France
Leroy-Somer S.A.	France
Bertrand Polico SAS	France
Constructions Electriques DeBeaucourt SAS	France
ESO S.A.S	France
Belzon et Richardot SARL	France
Cocard SARL	France
ESO Ile de France	France
ESO OUEST	France
ESO NORD EST	France
ESO NORMANDIE	France
ESO SUD EST	France
ESO SUD OUEST	France
Lorraine Service SARL	France
MEZIERES SARL	France
MIS CENTRE EST	France
MIS SARL	France
Radiel Bobinage SARL	France
Suder SARL	France
Wieprecht CF SARL	France
Etablissements Trepeau SAS	France
Girard Transmissions SAS	France
I.M.I Kft	Hungary
La Francaise de Manutention SAS	France
Leroy-Somer Denmark A/S	Denmark
Leroy Somer Elektomekanik Sistemler Ticaret Ltd. STI	Turkey
Leroy-Somer Iberica S.A.	Spain
Teilsa Servicios, S.L.	Spain
Leroy-Somer Ltd.	Greece
Leroy-Somer Limited	United Kingdom
Leroy-Somer Marbaise GmbH	Germany
Leroy-Somer Motores E Sistemas Electro Mecanicas CDA	Portugal
Leroy-Somer B.V.	Netherlands
Leroy-Somer Norden AB	Sweden
Leroy-Somer Norge A/S	Norway
Leroy-Somer NV	Belgium
Muyle Electro-Machinery SA	Belgium
Leroy-Somer Finland OY	Finland
Leroy Somer (Pty) Ltd. (South Africa)	South Africa
Leroy-Somer (Pty) Ltd.	Australia
Leroy-Somer S.E.A. Pte. Ltd.	Singapore
Leroy-Somer SA	Switzerland
Leroy-Somer S.p.A.	Italy
E.M.S. Elettro Multi Service Srl	Italy
M.L.S. Holice spol. s.r.o.	Czech Republic
MLS Industries Inc.	Delaware
Yorba Linda International, Inc.	Delaware
Moteurs Leroy-Somer S.A.	France
Moteurs Patay SAS	France

EXHIBIT 21
SUBSIDIARIES AND AFFILIATES OF EMERSON ELECTRIC CO.
September 30, 2010

LEGAL NAME	JURISDICTION OF INCORPORATION

Societe Anonyme de Mecanique et D’outillage du Vivarais S.A.	France
Societe Confolentaise de Metallurgie SAS	France
Societe de Mecanique et D’Electrothermie des Pays de L'Adour SAS	France
Ridgid France SAS	France
Germany
Ridge Tool GmbH	Germany
Ridge Tool GmbH & Co. OHG	Germany
RIDGID Peddinghaus Werkzeug GmbH	Germany
Rosemount Inc.	Minnesota
Control Techniques - Americas, Inc.	Delaware
Control Techniques - Americas LLC	Delaware
Fincor Holding, LLC	Delaware
Dieterich Standard, Inc.	Delaware
Emerson Process Management AB	Sweden
Emerson Process Management A/S (Denmark)	Denmark
Emerson Process Management AS	Norway
Emerson Process Management Holding AG	Switzerland
Emerson Process Management AG	Switzerland
Emerson EAD	Bulgaria
Emerson LLC	Azerbaijan
Emerson LLC	Ukraine
Emerson LLP	Kazakhstan
Emerson Process Management Kft.	Hungary
Emerson Process Management Romania S.R.L.	Romania
Emerson Process Management sp. z.o.o.	Poland
Emerson Process Management Ticaret Limited Sirketi	Turkey
Emerson Process Management, s.r.o.	Czech Republic
Emerson Process Management, s.r.o.	Slovakia
Emerson Process Management Power and Water Solutions Sp. z.o.o.	Poland
Emerson Process Management Asia Pacific Pte Ltd.	Singapore
Emerson Process Management Manufacturing (M) Sdn Bhd	Malaysia
Emerson Process Management (Shanghai) International Trading Co. Ltd.	China
Emerson Process Management Valve Automation (M) Sdn Bhd	Malaysia
Emerson Process Management (India) Pvt. Ltd.	India
Emerson Process Management Korea Ltd.	Korea
Emerson Process Management Oy	Finland
Emerson Process Management, S.A. de C.V.	Mexico
Emerson Process Management, S.L.	Spain
P I Components Corp.	Texas
Rosemount Analytical Inc.	Delaware
Rosemount China Inc.	Minnesota
Rosemount Nuclear Instruments, Inc.	Delaware
Xomox Uruguay S.A.	Uruguay
Emerson Power Transmission Corporation	Delaware
Emerson Chain, Inc.	Delaware
Emerson Power Transmission Manufacturing	Missouri
Emerson Power Transmission Ithaca, Inc.	Delaware
Rollway Bearing International Ltd.	Delaware
Rollway Bearing N.V.	Belgium
EPT Investments, Inc.	Delaware
McGill Manufacturing Company, Inc.	Indiana
Liebert Corporation	Ohio
Alber Corp.	Florida
Atlas Asia Limited	Hong Kong

EXHIBIT 21
SUBSIDIARIES AND AFFILIATES OF EMERSON ELECTRIC CO.
September 30, 2010

LEGAL NAME	JURISDICTION OF INCORPORATION

Emerson Network Power Software (Shenzhen) Co., Ltd.	China
Emerson Network Power Australia Pty. Ltd.	Australia
Atlas Air Australia Pty. Ltd.	Australia
Emerson Network Power DHC B.V.	Netherlands
Emerson Network Power do Brasil Ltda.	Brazil
Emerson Network Power (Hong Kong) Limited	Hong Kong
Wuhan Liebert Computer Power Support System Limited	China
Emerson Network Power (India) Private Limited	India
Leroy Somer India Private Limited	India
Emerson Network Power, Liebert Services, Inc.	Delaware
Emerson Network Power (Singapore) Pte. Ltd.	Singapore
Emerson Network Power (Malaysia) Sdn. Bhd.	Malaysia
Knürr Pte. Ltd.	Singapore
Spectra Systems Sdn Bhd	Malaysia
Emerson Network Power Surge Protection, Inc.	New York
Emerson Network Power (Thailand) Co. Ltd.	Thailand
Liebert Field Services, Inc.	Delaware
Liebert North America, Inc.	Delaware
Liebert Property Holdings, LLC	Delaware
Micro Motion, Inc.	Colorado
Ridge Tool Company	Ohio
Ridge Tool (Australia) Pty., Ltd.	Australia
Ridge Tool Manufacturing Company	Delaware
Ridge Tool Pattern Company	Delaware
Ridgid, Inc.	Delaware
Ridgid Italia Srl	Italy
Ridgid Online, Inc.	Ohio
Ridgid Werkzeuge AG	Switzerland
Therm-O-Disc, Incorporated	Ohio
Componentes Avanzados de Mexico, S.A. de C.V.	Mexico
Controles de Temperatura S.A. de C.V.	Mexico
E.G.P. Corporation	Delaware
Emermex S.A. de C.V.	Mexico
Emerson Arabia, Inc.	Delaware
Emerson Process Management Arabia Limited	Saudi Arabia
Emersub 4 LLC	Delaware
Emerson Capital (Canada) Corporation	Canada
Emerson Climate Technologies Mexico S.A. de C.V.	Mexico
Emerson Electric (Asia) Limited	Hong Kong
Branson Ultrasonics (Asia Pacific) Co. Ltd.	Hong Kong
Emerson Electric (South Asia) Pte. Ltd.	Singapore
Emerson Technology Service (Shenzhen) Co.	China
Emerson Electric II, C.A.	Venezuela
Emerson Electric de Colombia Ltda.	Colombia
Emerson Electric International, Inc.	Delaware
Emerson Electric Ireland Ltd.	Bermuda
Emersub Treasury Ireland	Ireland
Emerson Electric (Mauritius) Ltd.	Mauritius
Emerson Electric Co. (India) Private Ltd.	India
Westinghouse Electric Private Ltd. (Mauritius)	Mauritius
Emerson Process Management Power & Water Solutions India Private Limited	India
Emerson Electric Nederland B.V.	Netherlands
Aegir Norge Holding AS	Norway
Roxar ASA	Norway

EXHIBIT 21
SUBSIDIARIES AND AFFILIATES OF EMERSON ELECTRIC CO.
September 30, 2010

LEGAL NAME	JURISDICTION OF INCORPORATION

CorrOcean Mareco AS	Norway
Corrocean Srl	Italy
Roxar Sdn Bhd	Malaysia
RFM Holding AS	Norway
PolyOil Ltd.	United Kingdom
Roxar do Brasil Ltda.	Brazil
Roxar Flow Measurement AS	Norway
Roxar Flow Measurement, Inc.	Delaware
Roxar Flow Measurement Ltd.	United Kingdom
Roxar Flow Measurement Sdn Bhd	Malaysia
Roxar International AS	Norway
Roxar Nigeria Ltd.	Nigeria
Roxar Pty Ltd.	Australia
Roxar Saudi Company	Saudi Arabia
Roxar Holding AS	Norway
Energy Scitech Ltd.	United Kingdom
Roxar Xworks AS	Norway
RSS Software Holding AS	Norway
Roxar Canada Ltd.	Canada
Roxar de Mexico S.A. de C.V.	Mexico
Roxar de Venezuela C.A.	Venezuela
Roxar, Inc.	Delaware
Roxar Ltd.	United Kingdom
Roxar Maximum Reservoir Performance WLL	Bahrain
Roxar Services AS	Norway
Roxar Services OOO	Russia
Roxar Software Solutions AS	Norway
Roxar Strategic Staffing S.A. de C.V.	Mexico
Roxar Vietnam Company Ltd.	Vietnam
Alco Controls spol. s.r.o.	Czech Republic
Branson Ultrasonics B.V.	Netherlands
Beckman Industrial B.V.	Netherlands
Damcos Holding A/S	Denmark
Damcos A/S.	Denmark
Emerson Process Management Marine Solutions Korea Co., Ltd.	Korea
Emerson Process Management Marine Systems (Shanghai) Co., Ltd.	China
El-O-Matic B.V.	Netherlands
El-O-Matic Valve Actuators (F.E.) Pte. Ltd.	Singapore
Emerson Process Management (South Africa) (Proprietary) Ltd.	South Africa
Electrische Apparantenfabriek Capax B.V.	Netherlands
Emerson a.s.	Slovakia
Emerson LLC	Russia
Emerson S.R.L.	Romania
Emerson Climate Technologies, s.r.o.	Czech Republic
Emerson Electric spol. s.r.o.	Czech Republic
Emerson Network Power Pakistan (Private) Limited	Pakistan
Emerson Network Power (Vietnam) Co. Ltd.	Vietnam
Emerson Process Management B.V.	Netherlands
Emerson Process Management (Vietnam) Co., Ltd.	Vietnam
EMRSN HLDG B.V.	Netherlands
Emerson Network Power B.V.	Netherlands
Emerson Process Management Flow B.V.	Netherlands
Fisher Rosemount Temperature B.V.	Netherlands
Fusite, B.V.	Netherlands

EXHIBIT 21
SUBSIDIARIES AND AFFILIATES OF EMERSON ELECTRIC CO.
September 30, 2010

LEGAL NAME	JURISDICTION OF INCORPORATION

Ortrud Verwaltungsgesellschaft mbH	Germany
Knürr-Holding GmbH	Germany
Knürr AG	Germany
Knürr AB	Sweden
Knürr AG	Switzerland
Knürr AG & Co. Grundbesitz OHG	Germany
Knürr BV	Netherlands
Knürr Electronics GmbH	Germany
Knürr Electronics GmbH & Co. Grundbesitz OHG	Germany
Knürr-Ercotec GmbH & Grundstucksverwaltung KG	Germany
Knürr Electronics Private Limited	India
Knürr Electronics (Shanghai) Co. Ltd.	China
Knürr Holding Ltda.	Brazil
Knürr Ltda.	Brazil
Knürr Innovation GmbH	Germany
Knürr Ltd.	United Kingdom
Knürr Lommatec Mechanik fur die Elektronik Beteiligungs und Verwaltungs GmbH	Germany
Knürr s.a.r.l.	France
Knürr s.r.o.	Czech Republic
Knürr Technical Furniture GmbH	Germany
Knürr-Ercotec GmbH	Germany
Knürr International GmbH	Germany
Therm-O-Disc Europe B.V.	Netherlands
Therm-O-Disc (Vietnam) Co., Ltd.	Vietnam
Emerson Electric Puerto Rico, Inc.	Delaware
Emerson Puerto Rico, Inc.	Delaware
Emerson Electric (Taiwan) Company Limited	Taiwan
Emerson Finance LLC	Delaware
Emerson Middle East, Inc.	Delaware
Emerson Network Power, Energy Systems, North America, Inc.	Delaware
Emerson Network Power Exportel, S.A. de C.V.	Mexico
Emerson Network Power, Inc.	Texas
Emerson Sice S.r.l.	Italy
Asco Numatics Sirai S.r.l.	Italy
Branson Ultrasuoni S.r.l.	Italy
CDZ.T s.r.l.	Italy
Dixell S.r.l.	Italy
Emerson Network Power Holding S.r.l.	Italy
Emerson Network Power S.r.l.	Italy
Emerson Network Power Enterprise S.r.l.	Italy
Emerson Network Power Sp. Z.o.o.	Poland
Liebert Hiross Holding GmbH	Germany
Emerson Network Power GmbH	Germany
Emerson Network Power Kft.	Hungary
Emerson Process Management S.r.l.	Italy
System Plast S.r.l.	Italy
System Plast GmbH	Germany
System Plast International BV	Netherlands
System Plast, LLC	North Carolina
SPPA LLC	Pennsylvania
Solus Industrial Innovations, LLC	Delaware
Solus Industrial Innovations BV	Netherlands
System Plast USA de Mexico, S. de R.L. de C.V.	Mexico
System Plast Ltd.	United Kingdom

EXHIBIT 21
SUBSIDIARIES AND AFFILIATES OF EMERSON ELECTRIC CO.
September 30, 2010

LEGAL NAME	JURISDICTION OF INCORPORATION

System Plast Ltda.	Brazil
System Plast S.A.	France
Emerson Telecommunication Products, LLC	Delaware
JTP Industries, Inc.	Delaware
Emerson Network Power Connectivity Solutions, Inc.	Delaware
Emerson Electronic Connector and Components do Brasil, Ltda.	Brazil
Emerson Mexico Corporate Services S de R.L. de C.V.	Mexico
LoDan de Mexico S.A. de C.V.	Mexico
LoDan West do Brasil, Ltda.	Brazil
Stratos International, Inc.	Delaware
Advanced Interconnection Technology LLC	Delaware
Paracer, Inc.	Delaware
Rapidwerks LLC	Delaware
Sterling Holding Company	Delaware
Quality Components, Inc.	Delaware
Semflex, Inc.	Delaware
Swiss Precision Products, Inc.	Delaware
TQ Management Corporation	Delaware
Trompeter Electronics, Inc.	Delaware
STRATOS Lightwave, LLC	Delaware
Stratos Lightwave-Florida Incorporated	Delaware
Stratos Limited	United Kingdom
Stratos Lightwave UK Limited	United Kingdom
Tsunami Optics, Inc.	California
Viewsonics do Brasil, Ltda.	Brazil
Engineered Endeavors, Inc.	Delaware
Engineered Endeavors do Brasil, Ltda.	Brazil
Engineered Endeavors do Brasil Servicos Ltda.	Brazil
Northern Technologies, Inc.	Idaho
Emerson Venezuela C.A.	Venezuela
Emerson Ventures Inc.	Delaware
Emerson WFC, Inc.	Delaware
Emersub 3 LLC	Delaware
Emersub 14 LLC	Delaware
Vilter Manufacturing LLC	Wisconsin
Emersub CII, Inc.	Delaware
Emersub XLVI, Inc.	Nevada
Copesub, Inc.	Delaware
Alliance Compressors LLC	Delaware
Emersub LII, Inc.	Delaware
Emersub XCI, Inc.	Delaware
Emersub Italia Srl	Italy
International Gas Distribution S.A.	Luxembourg
O.M.T OFFICINA MECCANICA TARTARINI S.R.L.	Italy
Fisher Process Srl	Italy
EMR Foundation, Inc.	Missouri
EMR Holdings, Inc.	Delaware
Branson de Mexico, S.A. de C.V.	Mexico
Copeland Compresores Hermeticos, S.A. de C.V.	Mexico
Copeland Korea, Inc.	Korea
Emerson Appliance Solutions (Shenzhen) Co., Ltd.	China
Emerson Argentina S.A.	Argentina
Emerson Climate Technologies Australia Pty Ltd.	Australia
Emerson del Peru S.A.C.	Peru

EXHIBIT 21
SUBSIDIARIES AND AFFILIATES OF EMERSON ELECTRIC CO.
September 30, 2010

LEGAL NAME	JURISDICTION OF INCORPORATION

Emerson d.o.o.	Croatia
Emerson Electric Chile Ltda.	Chile
Emerson Electric C.R. S.R.L.	Costa Rica
Emerson Electric de Mexico S.A. de C.V.	Mexico
Emerson Electric do Brasil Ltda	Brazil
Emerson Comercio em Tecnologia de Climatizacao Ltda	Brazil
Emerson Electric Holdings (Switzerland) GmbH	Switzerland
Emerson (China) Motor Co., Ltd.	China
Emerson Process Management Co., Ltd.	China
EMR Emerson Holdings (Switzerland) GmbH	Switzerland
EMR (Asia) Limited	Hong Kong
Emerson Electric (China) Holdings Co., Ltd.	China
ASCO Valve (Shanghai) Co., Ltd.	China
Beijing Rosemount Far East Instrument Co., Ltd.	China
Branson Ultrasonics (Shanghai) Co., Ltd.	China
ClosetMaid (Jiangmen) Storage Limited	China
Emerson Beijing Instrument Co. Ltd.	China
Emerson Climate Technologies (Shenyang) Co. Ltd.	China
Emerson Climate Technologies (Shenyang) Refrigeration Co. Ltd.	China
Emerson Climate Technologies (Suzhou) Co., Ltd.	China
Emerson Climate Technologies (Suzhou) Research & Development Co., Ltd.	China
Emerson Electric (Shenzhen) Co., Ltd.	China
Emerson eResource (Xi'an) Co., Ltd.	China
Emerson Fusite Electric (Shenzhen) Co. Ltd.	China
Emerson Junkang Enterprise (Shanghai) Co., Ltd.	China
Emerson Machinery Equipment (Shenzhen) Co., Ltd.	China
Emerson Network Power (Mianyang) Co., Ltd.	China
Emerson Network Power (Xi'an) Co., Ltd.	China
Emerson Network Power Connectivity Solutions (Shanghai) Co., Ltd.	China
Emerson Network Power Co., Ltd. (f/k/a/ Avansys)	China
Emerson Power Transmission (Zhangzhou) Co., Ltd.	China
Emerson Process Management Flow Technologies Co., Ltd.	China
Emerson Process Management Power & Water Solutions (Shanghai) Co., Ltd.	China
Emerson Process Management (Tianjin) Valves Co., Ltd.	China
Emerson Process Management Valve Automation (Tianjin) Co., Ltd.	China
Emerson Professional Tools (Shanghai) Co., Ltd.	China
Emerson Trading (Shanghai) Co. Ltd.	China
Fisher Jeon Gas Equipment (Chengdu) Co., Ltd.	China
Fisher Regulators (Shanghai) Co., Ltd.	China
Leroy Somer Electro-Technique (Fuzhou) Co., Ltd.	China
Emerson Network Power (Jiangmen) Co., Ltd.	China
Emerson Electric Korea Ltd.	Korea
Emerson Electric (M) Sdn Bhd	Malaysia
Emerson Electric Poland Sp. z.o.o.	Poland
FZN Marbaise LS Sp. z.o.o.	Poland
Emerson Energy Systems Sdn Bhd	Malaysia
Emerson Network Power Limited	Nigeria
Emerson Network Power (Philippines), Inc.	Philippines
Emerson Network Power (South Africa) (Pty) Ltd	South Africa
Emerson Network Power, S. A.	Spain
Jaure, S.A.	Spain
Emerson Panama S. de R.L.	Panama
Emerson Process Management Europe GmbH	Switzerland
Emerson Process Management Magyarorszag Kft.	Hungary

EXHIBIT 21
SUBSIDIARIES AND AFFILIATES OF EMERSON ELECTRIC CO.
September 30, 2010

LEGAL NAME	JURISDICTION OF INCORPORATION

Emerson Process Management NV	Belgium
PI Components NV	Belgium
Emerson Puerto Rico, Inc.	Puerto Rico
Emerson (Thailand) Limited	Thailand
Emersub 5 LLC	Delaware
Emersub Mexico, Inc.	Nevada
ClosetMaid Reynosa S. de R.L. de C.V.	Mexico
Copeland Scroll Compresores de Mexico S.A. de C.V.	Mexico
Daniel Measurement & Control, S. de R.L. de C.V.	Mexico
Emerpowsys, S. de R.L. de C.V.	Mexico
Emerson Electronic Connector and Components, S.A. de C.V.	Mexico
Emerson Network Power Embedded Computing, S. de R.L. de C.V.	Mexico
Emerson Tool and Appliance Company, S. de R.L. de C.V.	Mexico
Emerson Tool Company de Mexico S. de R.L. de C.V.	Mexico
Emersub 1 LLC	Delaware
Intermetro de Mexico, S. de R.L. de C.V.	Mexico
Emersub XXXVI, Inc.	Delaware
Digital Appliance Controls (UK) Limited	United Kingdom
Control Techniques Ltd.	United Kingdom
Control Techniques GmbH	Germany
Reta Anlagenbau GmbH	Germany
SSB Group GmbH	Germany
SSB-Antriebstechnik-Verwaltungs-und Beteiligungsgesellschaft mbH	Germany
SSB Management GmbH	Germany
SSB-Antriebstechnik GmbH & Co. KG	Germany
SSB Wind Energy Technology (Qingdao) Co., Ltd.	China
Control Techniques Asia-Pacific Pte. Ltd.	Singapore
Control Techniques Drives (Malaysia) Sdn Bhd	Malaysia
Control Techniques Singapore Pte Limited	Singapore
Control Techniques Australia Pty Ltd.	Australia
Control Techniques Bermuda Limited	Bermuda
Control Techniques Drives Limited	United Kingdom
Control Techniques Dynamics Limited	United Kingdom
Evershed Powerotor Limited	United Kingdom
Moore Reed & Company Limited	United Kingdom
Control Techniques Southern Africa (Pty.) Limited	South Africa
Control Techniques SpA	Italy
Control Techniques Worldwide BV	Netherlands
Control Techniques AG	Switzerland
Control Techniques BV	Netherlands
Control Techniques Brno s.r.o.	Czech Republic
Control Techniques China Pte. Ltd.	Hong Kong
Control Techniques AS	Denmark
Control Techniques Endustriyel Control Sistemieri Sanayii Ve Ticaret A.S.	Turkey
Control Techniques India Limited	India
Control Techniques Elpro Automation Limited	India
DriveShop Limited	United Kingdom
Foray 600 Limited	United Kingdom
Foray 606 Limited	United Kingdom
Emerson Holding Company Limited	United Kingdom
Armory Blaise	United Kingdom
Asco Power Technologies Limited	United Kingdom
Bristol Babcock Limited	United Kingdom
Computational Systems Limited	United Kingdom

EXHIBIT 21
SUBSIDIARIES AND AFFILIATES OF EMERSON ELECTRIC CO.
September 30, 2010

LEGAL NAME	JURISDICTION OF INCORPORATION

Copeland Ltd.	United Kingdom
CSA Consulting Engineers, Ltd.	United Kingdom
El-O-Matic Limited	United Kingdom
Emerson Electric U.K. Limited	United Kingdom
Bray Lectroheat Limited	United Kingdom
Buehler Europe Limited	United Kingdom
BannerScientific Limited	United Kingdom
Buehler UK Limited	United Kingdom
Metaserve Limited	United Kingdom
Metallurgical Services Laboratories Limited	United Kingdom
Emerson FZE	UAE
Emerson Climate Technologies FZE	UAE
Emerson Network Power Limited	United Kingdom
Hiross Limited	United Kingdom
Liebert Swindon Ltd.	United Kingdom
Emerson Energy Systems (UK) Limited	United Kingdom
Emerson Network Power Connectivity Solutions Limited	United Kingdom
Midwest Microwave Limited	United Kingdom
Emerson Process Management Limited	United Kingdom
Emerson Process Management Distribution Limited	United Kingdom
Fisher-Rosemount Properties Limited	United Kingdom
Emerson Process Management Shared Services Limited	United Kingdom
F-R Properties (UK) Limited	United Kingdom
EMR Barnstaple Limited	United Kingdom
Emerson Process Management Services Limited	United Kingdom
Emerson UK Trustees Limited	United Kingdom
Fisher Controls Limited	United Kingdom
Farris Engineering Ltd.	United Kingdom
Fisher Governor Company Ltd.	United Kingdom
MDC Technology Limited	United Kingdom
MDC Technology Trustees Limited	United Kingdom
Mobrey Group Limited	United Kingdom
Mobrey Overseas Sales Limited	United Kingdom
Mobrey Sp. Z.o.o.	Poland
Mobrey SA	France
Mobrey Limited	United Kingdom
Oaksmere Refrigeration Design & Consultancy Limited	United Kingdom
Pactrol Controls Limited	United Kingdom
EMR Manufacturing (M) Sdn Bhd	Malaysia
EMR Worldwide B.V.	Netherlands
Emerson DHC B.V.	Netherlands
Emerson Electric (Thailand) Limited	Thailand
Emersub 7 LLC	Delaware
Emersub 8 LLC	Delaware
Emersub 9 LLC	Delaware
Emersub 10 LLC	Delaware
Emersub 11 LLC	Delaware
Emersub 12 LLC	Delaware
EMR (Mauritius) Ltd.	Mauritius
Trident Powercraft Private Limited	India
Emerson Electric Canada Limited	Canada
Emerson Holding Sweden AB	Sweden
Emerson Sweden AB	Sweden
Emerson Network Power Energy Systems AB	Sweden

EXHIBIT 21
SUBSIDIARIES AND AFFILIATES OF EMERSON ELECTRIC CO.
September 30, 2010

LEGAL NAME	JURISDICTION OF INCORPORATION

Rosemount Tank Radar AB	Sweden
Emerson Process Management Marine Solutions Singapore Pte. Ltd.	Singapore
Rosemount Tank Gauging India Pvt. Ltd.	India
Rosemount Tank Gauging Middle East SPC	Bahrain
SF-Control OY	Finland
Rutherfurd Acquisitions Limited	United Kingdom
Chloride Group Limited	United Kingdom
Advanced Design Electronics Limited	United Kingdom
CHC Holding Corporation	Delaware
Chloride Power Electronics Inc.	Delaware
UP Systems, Inc.	Delaware
Oneac Holding Corp.	Delaware
Oneac Corporation	Illinois
Oneac F.S.C., Inc.	Virgin Islands
Chloride Batteries Limited	United Kingdom
Chloride Electronics Limited	United Kingdom
Emergency Power Systems Plc	United Kingdom
Oneac Limited	United Kingdom
Chloride Espana, S.A.U.	Spain
Chloride France S.A.	France
AST Electronique Services S.A.S.	France
Automatismes Energie Electronique Systemes S.A.S.	France
France Onduleurs Ondyne SARL	France
Chloride Holdings UK Limited	United Kingdom
Chloride Limited	United Kingdom
Fleetness 174 Limited	United Kingdom
Exide Electronics Limited	United Kingdom
Masterguard GmbH	Germany
Chloride Nominees Limited	United Kingdom
Chloride Pension Trust Limited	United Kingdom
Chloride Power Protection Limited	Thailand
Chloride Power Protection Pty. Ltd.	Australia
Chloride Supplies Limited	United Kingdom
Chloride Rus LLC	Russia
Chloride do Brasil Limitada	Brazil
Chloride Holdings Limited	United Kingdom
Chloride S.p.A.	Italy
Chloride Koexa S.A.	Argentina
Chloride Power Protection China Ltd.	China
Chloride Power Protection Polska Sp. z.o.o.	Poland
Chloride Secure Power Protection Philippines Inc.	Philippines
Chloride Singapore Pte. Limited	Singapore
CPE Chloride Power Electronics S.A.	Spain
Chloride Portugal - Artigos Electronicos, Limitada	Portugal
DB Power Electronics Private Limited	India
Eltek UPS Svenska AB	Sweden
Masterguard do Brasil Limitada	Brazil
Masterguard Guc Kaynaklari Limited Sirketi	Turkey
Newtech Technology Holdings Limited	Hong Kong
Power and Electronic Services Limited	Ireland
Chloride Phoenixtec Electronics (Shenzhen) Limited	China
Chloride U.K. Limited	United Kingdom
Continuous Power International Limited	United Kingdom
Continuous Power Limited	United Kingdom

EXHIBIT 21
SUBSIDIARIES AND AFFILIATES OF EMERSON ELECTRIC CO.
September 30, 2010

LEGAL NAME	JURISDICTION OF INCORPORATION

Exide Limited	United Kingdom
Fleetness 173 Limited	United Kingdom
Masterpower Electronics Limited	Scotland
Ondyne (UK) Limited	United Kingdom
Stocksave Limited	United Kingdom
Vertu Security Limited	United Kingdom
Viper Security Limited	United Kingdom
Bardic Emergency Systems Limited	United Kingdom
Chloride Investments Limited	Guernsey
Chloride Financing Limited	United Kingdom
Chloride Financing UK Limited	United Kingdom
Fisher-Rosemount Peru S.A.C.	Peru
F-R Tecnologias de Flujo, S.A. de C.V.	Mexico
Motoreductores U.S., S.A. de C.V.	Mexico
NetworkPower Ecuador S.A.	Ecuador
PT. Emerson Indonesia	Indonesia
RAC Technologies (Israel) Ltd.	Israel
Rey-Lam, S. de R.L. de C.V.	Mexico
Termotec de Chihuahua S.A. de C.V.	Mexico
Tranmet Holdings Limited	United Kingdom
Tranmet Holdings B.V.	Netherlands
Industrial Group Metran CJSC	Russia
Metran-Export CJSC	Russia
Firma Metran LLC	Russia
EPMCO Holdings, Inc.	Delaware
Emerson Process Management Regulator Technologies, Inc.	Delaware
Fromex, S.A. de C.V.	Mexico
Fisher Controls International LLC	Delaware
Emerson Process Management Australia Pty Limited	Australia
Emerson Electric Australia Co. Pty. Ltd.	Australia
Emerson Process Management New Zealand Limited	New Zealand
Emerson Process Management China Ltd.	Hong Kong
Fisher Controles de Mexico, S.A. de C.V.	Mexico
Instrument & Valve Services Company	Delaware
Nippon Fisher Co. Ltd.	Japan
Fisher-Rosemount Systems, Inc.	Delaware
Emerson Process Management LLLP	Delaware
Emerson Process Management Dominicana, S.A.	Dominican Republic
Emerson Process Management Power & Water Solutions, Inc.	Delaware
Emerson Process Management S.A.S.	France
Emerson Process Management, Lda	Portugal
Fiberconn Assemblies Morocco S.A.R.L.	Morocco
Fusite Corporation	Ohio
Emerson Japan Ltd.	Japan
Fusite Land Company	Delaware
General Equipment and Manufacturing Company, Inc.	Kentucky
TopWorx IC-Disc, Inc.	Delaware
TopWorx PTE Ltd.	Singapore
TopWorx RSA (Proprietary) Limited	South Africa
High Voltage Maintenance Corporation	Ohio
Hiross India Private Limited	India
Humboldt Hermetic Motor Corp.	Delaware
Woodstock Land Company, LLC	Missouri
Innovative Control Systems, Inc.	New York

EXHIBIT 21
SUBSIDIARIES AND AFFILIATES OF EMERSON ELECTRIC CO.
September 30, 2010

LEGAL NAME	JURISDICTION OF INCORPORATION

Kato Engineering Inc.	Delaware
Knaack LLC	Delaware
Kop-Flex, Inc.	Delaware
Kop-Flex Canada Limited	Canada
Metaloy, Inc.	Massachusetts
Metropolitan International, Inc.	Nevada
InterMetro Industries Corporation	Nevada
InterMetro Industries Corporation	Delaware
InterMetro Industries B.V.	Netherlands
Metro Industries, Inc.	Nevada
Metropolitan Wire (Canada) Ltd.	Canada
Metropolitan Wire Corporation	Pennsylvania
Motores Hermeticos del Sur, S.A. de C.V.	Mexico
Numatics, Incorporated	Michigan
Asco Numatics (Taiwan) Co., Ltd.	Taiwan
Numatics GmbH	Germany
Ultra Air Products, Inc.	Michigan
ProTeam, Inc.	Idaho
ProTeam (China) Limited	Hong Kong
Ridge Tool Europe NV	Belgium
Ridgid Scandinavia A/S	Denmark
Von Arx AG	Switzerland
Von Arx GmbH	Germany
Rosemount Tank Gauging North America, Inc.	Texas
Rutherfurd Acquisitions Limited	United Kingdom
TAG, Inc.	Delaware
Emersub 6 LLC	Delaware
The Automation Group, L.P.	Texas
Termocontroles de Juarez S.A. de C.V.	Mexico
The Sulton Company, Inc.	Delaware
Tescom Corporation	Minnesota
Tescom, LLC	Minnesota
Tescom Europe Management GmbH	Germany
Tescom Europe GmbH & Co. KG	Germany
Thunderline Z, Inc.	Delaware
Transmisiones de Potencia Emerson S.A. de C.V.	Mexico
Tsubaki Emerson Co.	Japan
Tsubaki Everbest Gear (Tianjin) Co., Ltd.	China
Tsubaki Emerson Machinery (Shanghai) Co., Ltd.	China
Wiegand S.A. de C.V.	Mexico